                                                              SHARES
                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS
NUMBER
 C-0                     [GRAPHIC OMITTED]
              Incorporated under the laws of the State of Delaware

                     CHINA MINERAL ACQUISITION CORPORATION
                    TOTAL AUTHORIZED ISSUE 21,000,000 SHARES

20,000,000 SHARES $.0001 PAR VALUE             1,000,000 SHARES $.0001 PAR VALUE
        COMMON STOCK                                   PREFERRED STOCK

                                    SPECIMEN

THIS IS TO CERTIFY THAT _______________________________________IS THE OWNER OF

______________________________________________________________________________
            Fully Paid and Non-Assessable Shares of Common Stock of
                     China Mineral Acquisition Corporation

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

---------------------------------                   ----------------------------
                        Secretary                                      President

                                     [SEAL]

                                                              SHARES
                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS
NUMBER
 P-0                     [GRAPHIC OMITTED]
              Incorporated under the laws of the State of Delaware

                     CHINA MINERAL ACQUISITION CORPORATION
                    TOTAL AUTHORIZED ISSUE 21,000,000 SHARES

20,000,000 SHARES $.0001 PAR VALUE             1,000,000 SHARES $.0001 PAR VALUE
        COMMON STOCK                                   PREFERRED STOCK

                                    SPECIMEN

THIS IS TO CERTIFY THAT _______________________________________IS THE OWNER OF

______________________________________________________________________________
           Fully Paid and Non-Assessable Shares of Preferred Stock of
                      China Mineral Acquisition Corporation

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

---------------------------------                   ----------------------------
                        Secretary                                      President

                                     [SEAL]